UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2016

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16537 (Commission File Number)	36-4370966 (I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania (Address of Principal Executive Offices)	18015-1360 (Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On November 13, 2016, Douglas G. Watson retired as a Director and Chairman of the Board of Directors (the “Board”) of OraSure Technologies, Inc. (the “Company”).

On November 14, 2016, Stephen S. Tang, Ph.D. was appointed as Chairman of the Board to fill the vacancy left by Mr. Watson’s retirement. Dr. Tang has been serving as a Director since April 2011.

A press release dated November 15, 2016 announcing Mr. Watson’s retirement and Dr. Tang’s appointment as Chairman of the Board, as well as certain other changes to Board assignments, is attached as Exhibit 99.1 to this Report and is incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated November 15, 2016 announcing the retirement of Douglas G. Watson as a Director and Chairman of the Board of Directors of OraSure Technologies, Inc.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: November 15, 2016	By:	/s/ Jack E. Jerrett
Jack E. Jerrett
Senior Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit Number	Description

99.1	Press release dated November 15, 2016 announcing the retirement of Douglas G. Watson as a Director and Chairman of the Board of Directors of OraSure Technologies, Inc.